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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 8, 2001
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                Date of report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                         0-28081                    13-4064492
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(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)


              230 Park Avenue, Suite 453, New York, New York 10169
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              (Address of Principal Executive Offices and Zip Code)


                                 (212) 983-1107
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.

         Effective February 6, 2001, Constellation 3D, Inc., a Florida corporation ("C3D"), reincorporated into Delaware through a merger (the "Merger") with Constellation 3D, Inc., a Delaware corporation and a wholly-owned subsidiary of C3D ("Constellation"). C3D's shareholders approved the Merger at the annual meeting of shareholders held on January 30, 2001. C3D, as the sole stockholder of Constellation , approved the Merger as of January 9, 2001.

         As a result of the Merger, Constellation, the surviving corporation of the Merger, succeeded to all of the rights and liabilities of C3D. Constellation retained all C3D's characteristics, including: (1) the same business operations,
(2) the same assets and liabilities, (3) the same directors, officers and employees, and (4) the same number of shares outstanding. Effective February 6, 2001, each outstanding share of C3D's common stock automatically converted into one share of Constellation's common stock, and each stock option exercisable for the shares of C3D's common stock automatically became exercisable for the shares of Constellation's common stock on the same terms and conditions.

         Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Constellation's common stock is deemed to be registered under Section 12(g) of the Exchange Act and Constellation is deemed to inherit the Exchange Act reporting history and obligations of C3D.


Item 7.  Financial Statements and Exhibits.

2. Agreement and Plan of Merger by and between Constellation 3D, Inc., a Florida corporation, and Constellation 3D, Inc., a Delaware corporation, dated as of January 9, 2001. (Reference is made to Appendix B to the Definitive Proxy Statement for the annual meeting of shareholders filed with the Securities and Exchange Commission on January 16, 2001.)

99.1* Press Release, dated February 8, 2001, issued by Constellation 3D, Inc., a Delaware corporation, announcing its merger with Constellation 3D, Inc., a Florida corporation.

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* Filed with this report.



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                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2001.

                                   CONSTELLATION 3D, INC.


                                   By: /s/ Leonardo Berezowsky
                                       -------------------------------
                                   Name:  Leonardo Berezowsky
                                   Title: Senior Vice President of Finance,
                                          Chief Financial Officer, and Director



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                                  EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------

2 Agreement and Plan of Merger by and between Constellation 3D, Inc., a Florida corporation, and Constellation 3D, Inc., a Delaware corporation, dated as of January 9, 2001. (Reference is made to Appendix B to the Definitive Proxy Statement for the annual meeting of shareholders filed with the Securities and Exchange Commission on January 16, 2001.)

99.1* Press Release, dated February 8, 2001, issued by Constellation 3D, Inc., a Delaware corporation, announcing its merger with Constellation 3D, Inc., a Florida corporation.

-------------------------
* Filed with this report.